EXHIBIT 10.1


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                                 PUMATECH, INC.


                           LOAN AND SECURITY AGREEMENT
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This LOAN AND SECURITY  AGREEMENT  ("Agreement") is entered into as of March 29,
2001, by and between IMPERIAL BANK ("Bank") and PUMATECH, INC. ("Borrower").

                                    RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

The parties agree as follows:

         1. DEFINITIONS AND CONSTRUCTION.

                  1.1 Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A.

                  1.2 Accounting Terms. All accounting terms not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term "financial statements" shall include the accompanying notes and schedules.

         2. LOAN AND TERMS OF PAYMENT.

                  2.1 Credit Extensions.

                           (a) Promise to Pay. Borrower promises to pay to Bank,
in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof. Notwithstanding any other provisions in this Agreement the maximum amount of credit extended by Bank to Borrower shall not exceed $10,000,000.

                           (b) Revolving Advances. Subject to and upon the terms
and conditions of this Agreement:

                                    (i) Non-Formula Amount. Borrower may request
Advances in an aggregate outstanding amount not to exceed $2,500,000 less any amounts outstanding under the Letter of Credit Sublimit the Merchant Card Services Sublimit, the Foreign Exchange Sublimit and the Credit Card Services Sublimit.

                                    (ii)  Formula   Amount  for  Advances  Above
$2,500,000. Subject to Section 2.1(b)(vi), Borrower may request Advances in an aggregate outstanding amount over $2,500,000 provided all Advances do not to exceed the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, less any amounts outstanding under the Letter of Credit Sublimit the Merchant Card Services Sublimit, the Foreign Exchange Sublimit and the Credit Card Services Sublimit.

                                    (iii) Repayment.  Amounts borrowed  pursuant
to this Section 2.1(b) shall be immediately due and payable on the Revolving Maturity Date.

                                    (iv)  Optional  Prepayments.  Subject to the
terms of this Agreement, Borrower may, at any time from time to time, ratable prepay Loans in whole or in part, (i) in the case of Prime Rate Loans, at any time and in any amount, and (ii) in the case of LIBOR Loans only at the end of any applicable Interest Period.

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                                    (v) Notice of  Borrowing  Requirement.  Each
borrowing of a Prime Rate Loan shall be made on a Business Day and each borrowing of a LIBOR Loan shall be made on a LIBOR Business Day.

                                    (vi) Timing and Reporting  Requirements  for
Requests for Advances Over $2,500,000. If the aggregate outstanding amount Credit Extensions exceeds $2,500,000, Bank will have no obligation to make an Advance unless Borrower has submitted the reports specified in Section 6.3(a) of this Agreement within twenty (20) days prior to the request for such Advance.

                                    (vii)  Form of  Request.  Whenever  Borrower
desires an Advance, Borrower will notify Bank by facsimile transmission and telephone no later than 11:00 a.m. Pacific Time, on the Business Day before the Advance is to be made if the Advance is to be a Prime Rate Loan. For a LIBOR Loan Borrower shall irrevocably notify Bank by facsimile transmission and telephone by 9:00 a.m. Pacific Time at least three (3) LIBOR Business Days prior to the Advance is to be made. Each such telephone notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower's deposit account identified by Borrower in the Payment/Advance Form. After giving effect to any Advance, there may not be more than three (3) LIBOR Loans then outstanding.

                                    (viii) Letter of Credit Sublimit. Subject to
the availability under the Committed Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such standby letters of credit ("Letters of Credit") as Borrower may request by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Committed Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Committed Revolving Line. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Revolving Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit.

                                    (ix)  Merchant   Card   Services   Sublimit.
Subject to the terms and conditions of this Agreement, Borrower may request merchant card services from Bank, (the "Merchant Card Services"). The aggregate limit of the merchant credit card processing reserves shall not exceed the Merchant Card Services Sublimit, provided that availability under the Committed Revolving Line shall be reduced by the aggregate limits of the amounts advanced for merchant credit card processing reserves. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Merchant Card Services. The terms and conditions (including repayment and fees) of such Merchant Card Services shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for the Merchant Card Services, which Borrower hereby agrees to execute before any advances under Merchant Card Sublimit are made. Such services shall terminate on the Revolving Maturity Date.

                                    (x) Foreign  Exchange  Sublimit.  Subject to
the terms and conditions of this Agreement, Borrower may request foreign exchange services ("Foreign Exchange Services") up to the amount of the Foreign Exchange Sublimit for issuance of forward contracts up to a maximum of $3,000,000. The availability under the Committed Revolving Line shall be reduced by 10% of the aggregate amounts of issued forward contracts with a due date prior to the Revolving Maturity Date. In addition, Bank may, in its sole discretion, charge as

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Advances  any amounts  that become due or owing to Bank in  connection  with the
Foreign Exchange Services. The terms and conditions (including repayment and fees) of such Foreign Exchange Services shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for the Foreign Exchange Services, which Borrower hereby agrees to execute before any advances under Foreign Exchange Sublimit are made. After and during the continuance of an Event of Default, Bank may, in its sole and absolute discretion and in addition to all other Bank remedies, terminate any or all of the Exchange Contracts. Borrower agrees to indemnify and hold harmless Bank from and against all loss, costs and expense (including reasonable attorneys fees) associated with any such termination of any Exchange Contract.

                                    (xi) Credit Card Services Sublimit.  Subject
to the terms and conditions of this Agreement, Borrower may request corporate credit cards from Bank (the "Credit Card Services"). The aggregate limit of the corporate credit cards and shall not exceed the Credit Card Services Sublimit, provided that availability under the Committed Revolving Line shall be reduced by the aggregate limits of the corporate credit cards issued to Borrower. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Credit Card Services. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute. After and during the continuance of an Event of default, Bank may, in its sole and absolute discretion and in addition to all other Bank remedies, terminate all such corporate credit cards. Borrower agrees to indemnify and hold harmless Bank from and against all loss, costs and expense (including reasonable attorneys fees) associated with any such termination of any corporate credit card. Such services shall terminate on the Revolving Maturity Date.

                  2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Committed Revolving Line or the Borrowing Base at any time, Borrower shall pay to Bank, in cash, the amount of such excess and no later than 12:00 p.m. on the next business day following the overadvance.

                  2.3 Interest Rates, Payments, and Calculations.

                           (a) Interest Rates.

                                    (i) Advances. Except as set forth in Section
2.3 (b), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to either the Prime Rate or the LIBOR Rate as selected by Borrower as provided in Section 2.1 above.

                                    (ii) If  Bank  determines  that no  adequate
basis exists for determining the LIBOR Rate or that the LIBOR Rate will not adequately and fairly reflect the cost to Bank of funding loans, or that any applicable law or regulation or compliance therewith by Bank prohibits or restricts or makes impossible the charging of interest based on the LIBOR Rate and Bank so notifies Borrower, then until Bank notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Agreement from the date Bank so notifies Borrower until the Committed Revolving Line Maturity Date (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the Prime Rate of Bank. Bank shall not be responsible for any costs or expense incurred by Borrower as a result of such notification.

                           (b) Late Fee;  Default  Rate.  If any  payment is not
made within ten days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or
(ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                           (c)  Payments.   All  accrued  but  unpaid   interest
hereunder shall be due and payable on the Interest Payment Date during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

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                           (d)  Computation.  In the  event  the  Prime  Rate is
changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

                           (e)  Maximum  Interest  Rate.  In no event  shall the
interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Bank has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations, other than interest, in the inverse order of maturity, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no Obligations outstanding, Lenders shall refund to Borrower such excess.

                           (f)  Conversion  and  Continuation  of Elections  for
Advances.

                                    (i)  By  following  the  same   notification
procedures set forth in Section 2.1(b)(vii) above, Borrower may elect as of any Business Day, in the case of Prime Rate Loans, or as of the last day of the applicable Interest Period in the case of LIBOR Loans (i) elect to convert any Prime Rate Loans in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof into LIBOR Loans; (ii) elect to convert any LIBOR Loans expiring on such day into Prime Rate Loans; or (iii) elect to continue any LIBOR Loans having Interest Periods expiring on such day; provided, however, that if an any time the aggregate amount of LIBOR Loans is reduced, by payment, prepayment, or otherwise to be less than $1,000,000, the right of Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall be terminated during such period; provided, further, that a LIBOR Loan may only be converted to a Prime Rate Loan or continued as a LIBOR Loan on the expiration date of the Interest Period applicable thereto; provided further, however, that no outstanding Loan, or portion thereof, may be continued as, or be converted into, a LIBOR Loan in the event that, on the earlier of the date of the delivery of the Notice of Conversion or Continuation or the telephonic notice in respect thereof, any Event of Default or Unmatured Event of Default has occurred and is continuing; provided further, however, that if Borrower fails to deliver the appropriate Notice of Conversion or Continuation or the telephonic notice in respect thereof pursuant to the required notice period before the expiration of the Interest Period of a LIBOR Loan, such LIBOR Loan shall automatically be converted to a Prime Rate Loan; provided further, however, that no outstanding portion of a Loan may be continued as, or be converted into, a LIBOR Loan in the event that, after giving effect to any such conversion or continuation, there would be more than three (3) LIBOR Loans outstanding.

                                    (ii) Borrower shall give  telephonic  notice
of any proposed continuation or conversion pursuant to this Section 2.3 followed by a Notice of Conversion or Continuation, given by facsimile or personal service, delivered to Bank at the address set forth herein, no later than 9:00 a.m., California time, on the Business Day which is the proposed conversion date (in the case of a conversion to a Prime Rate Loan) and no later than 9:00 a.m., California time, three (3) LIBOR Business Days in advance of the proposed conversion or continuation date (in the case of a conversion to, or a continuation of, a LIBOR Loan). If such Notice of Conversion or Continuation is received by Bank not later than 9:00 a.m., California time, on a LIBOR Business Day, such day shall be treated as the first LIBOR Business Day of the required notice period. In any other event, such notice will be treated as having been received at the opening of business of the next LIBOR Business Day. A Notice of Conversion or Continuation shall specify: (1) the proposed conversion or continuation date (which shall be a Business Day or a LIBOR Business Day, as applicable); (2) the aggregate amount of the Loan or Loans to be converted or continued; (3) the nature of the proposed conversion or continuation; and (4) in the case of a conversion to or continuation of a LIBOR Loan, the requested Interest Period

                                    (iii) Bank shall not incur any  liability to
Borrower in acting upon any telephonic notice referred to above which Bank believes in good faith to have been given by a Responsible Officer of Borrower or for otherwise acting in good faith under this Section 2.3. Any Notice of Conversion or Continuation (or telephonic notice in respect thereof) shall be irrevocable and Borrower shall be bound to convert or continue in accordance therewith.

                  2.4 LIBOR Costs. Borrower shall reimburse Bank for any increase in Bank's costs (which shall include, but not be limited to, taxes, other than taxes imposed on the overall net income of Bank, fees or

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charges),  or any loss or expense (including,  without  limitation,  any loss or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by Bank to fund or maintain outstanding the principal amount of the Loans) incurred by it directly or indirectly resulting from the making of any LIBOR Loans due to: (a) the modification, adoption, or enactment of any law, rule, regulation or treaty or the interpretation thereof by any governmental or other authority (whether or not having the force of law) which becomes effective after the date hereof; (b) the modification or new application of any law, regulation or treaty or the interpretation thereof by any governmental or other authority (whether or not having the force of law) which becomes effective after the date hereof; (c) compliance by Bank with any request or directive (whether or not having the force of law) of any monetary or fiscal agency or authority which becomes effective after the date hereof; (d) violations by Borrower of the terms of this Agreement; or (e) any prepayment of a LIBOR Loan at any time prior to the end of the applicable Interest Period, including pursuant to Section 9.1.

                  The amount of such costs, losses, or expenses shall be determined solely by Bank based upon the assumption that Bank funded one hundred percent (100%) of each LIBOR Loan in the LIBOR market. In attributing Bank's general costs relating to its eurocurrency operations to any transaction under this Agreement or averaging any costs over a period of time, Bank may use any reasonable attribution or averaging methods which it deems appropriate and practical. Bank shall notify Borrower of the amount Bank pursuant to this
Section 2.4 in respect of any LIBOR Loan as soon as practicable but in any event within forty-five (45) days after the last day of the Interest Period of such LIBOR Loan, and Borrower shall pay to Bank the amount due within fifteen (15) days of its receipt of such notice. A certificate as to the amounts payable pursuant to the foregoing sentence together with whatever detail is reasonably available to Bank shall be submitted by Bank to Borrower. Such determination shall, if not objected to within ten (10) days, be conclusive and binding upon Borrower in the absence of manifest error. If Bank claims increased costs, loss, or expenses pursuant to this Section 2.4, then Bank, if requested by Borrower, shall use reasonable efforts to take such steps that Borrower reasonably requests, including designating different Lending Offices, as would eliminate or reduce the amount of such increased costs, losses, or expenses, so long as taking such steps would not, in the reasonable judgment of Bank, otherwise be disadvantageous to Bank. Any recovery by Bank or its Lending Office of amounts previously borne by Borrower pursuant to this Section 2.4 shall be promptly remitted, without interest, to Borrower by Bank.

                  2.5 Illegality; Impossibility. Notwithstanding anything herein to the contrary, if Bank determines (which determination shall be conclusive) that any law, rule, regulation, treaty or directive, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Bank (or its Lending Office) to fund or maintain a LIBOR Loan in the LIBOR market or to continue such funding or maintaining, then Bank shall give notice of such circumstances to Borrower and (a) in the case of each and every LIBOR Loan which is outstanding, Borrower shall, if requested by Bank, prepay such LIBOR Loan(s) on or before the date specified in such request, together with interest accrued thereon, and the date so specified shall be deemed to be the last day of the Interest Period of that LIBOR Loan, and concurrent with any such prepayment, Bank shall make a Prime Rate Loan to Borrower in the principal amount equal to the principal amount of the LIBOR Loans so prepaid, and (b) Bank shall not be obligated to make any further LIBOR Loans until Bank determines that it would no longer be unlawful or impossible to do so.

                  2.6 Disaster. Notwithstanding anything herein to the contrary, if Bank determines (which determination shall be conclusive) that (a) Bank is unable to determine the LIBOR Rate with respect to any Notice of Borrowing or Notice of Conversion or Continuation selecting the LIBOR Rate because quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relative maturities or (b) the LIBOR Rate will not adequately reflect the cost to Bank of making or funding LIBOR Loans, then (i) the right of Borrower to select the LIBOR Rate shall be suspended until Bank notifies Borrower that the circumstances causing such suspension no longer exist, and (ii) Borrower shall repay in full the then outstanding principal balance of all LIBOR Loans, together with interest accrued thereon, on the last day of the Interest Period applicable to each such LIBOR Loan.

                  2.7 Increased Risk-Based Capital Cost. If the amount of capital required or expected to be maintained by Bank or any Person directly or indirectly owning or controlling Bank (each a "Control Person"), shall

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be  affected  by:  (i)  the  introduction  or  phasing  in of any  law,  rule or regulation after the date hereof; (ii) any change after the date hereof in the interpretation of any existing law, rule or regulation by any central bank or United States or foreign governmental authority charged with the administration thereof; or (iii) compliance by Bank or such Control Person with any directive, guideline or request from any central bank or United States or foreign governmental authority (whether or not having the force of law) promulgated or made after the date hereof, and Bank shall have reasonably determined that such introduction, phasing in, change or compliance shall have had or will thereafter have the effect of reducing (x) the rate of return on Bank's or such Control Person's capital, or (y) the asset value to Bank or such Control Person of the Loans made or maintained by Bank, in either case to a level below that which Bank or such Control Person could have achieved or would thereafter be able to achieve but for such introduction, phasing in, change or compliance (after taking into account Bank's or such Control Person's policies regarding capital), in either case by an amount which Agent in its reasonable judgment deems material, then, on demand by Bank, Borrower shall pay to Bank or such Control Person such additional amount or amounts as shall be sufficient to compensate Bank or such Control Person, as the case may be, for such reduction.

                  2.8 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                  2.9 Fees. Borrower shall pay to Bank the following:

                           (a) Facility Fee. On the Closing Date, a Facility Fee
equal to $15,000.00, which shall be nonrefundable;

                           (b) Bank  Expenses.  On the  Closing  Date,  all Bank
Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due. Provided, however, attorneys' fees incurred through the Closing Date shall be limited to $3,500.00 for the first draft plus 50% of the negotiation fees.

                  2.10 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.8, shall continue in full force and effect for a term ending on the Revolving Maturity Date.

         3. CONDITIONS OF LOANS.

                  3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, including, where applicable, all requisite signatures and acknowledgments, the following:

                           (a) this Agreement;

                           (b) an officer's certificate of Borrower with respect
to incumbency and resolutions authorizing the execution and delivery of this Agreement;

                           (c)  promissory  note in the form attached  hereto as
Exhibit F;

                           (d) financing statements (Form UCC-1);

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                           (e) agreement to provide insurance;

                           (f)  payment of the fees and Bank  Expenses  then due
specified in Section 2.9;

                           (g) an audit of the Collateral,  the results of which
shall be satisfactory to Bank;

                           (h) current  financial  statements in accordance with
Section 6.3; and

                           (i) such other documents and completion of such other
matters, as Bank may reasonably deem necessary or appropriate.

                  3.2  Conditions  Precedent  to  all  Credit  Extensions.   The
obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                           (a)  timely  receipt  by Bank of the  Payment/Advance
Form as provided in Section 2.1;

                           (b) the fact that  immediately  before and after such
Credit Extension no Event of Default or Unmatured Event of Default shall have occurred or be continuing; and

                           (c) the representations  and warranties  contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

         4. CREATION OF SECURITY INTEREST.

                  4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

                  4.2 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                  4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

         5. REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants as follows:

                  5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which

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the conduct of its business or its ownership of property  requires that it be so qualified, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

                  5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

                  5.3 Enforceability. Upon their execution and delivery in accordance with the terms hereof, this Agreement, and the Loan Documents to which Borrower is a party will constitute legal, valid and binding agreements and obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

                  5.4 Collateral. Borrower has good title to the Collateral, free and clear of Liens, except for Permitted Liens. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

                  5.5 Intellectual Property Collateral. Borrower is the sole owner of the Intellectual Property Collateral, except for licenses granted by Borrower to its customers in the ordinary course of business. To the best of Borrower's knowledge, each of the Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim would not reasonably be expected to cause a Material Adverse Effect. Except as set forth in the Schedule, Borrower's rights as a licensee of intellectual property do not give rise to more than 5% of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.

                  5.6 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

                  5.7 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower after due inquiry, threatened, by or against Borrower or any of Borrower's Assets, or any Subsidiary or any of such Subsidiary's Assets, before any court or administrative agency in which a likely adverse decision would reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

                  5.8 No Material Adverse Change in Financial Statements. All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

                  5.9 Solvency. Borrower and each Subsidiary is Solvent. No transfer of property is being made by Borrower or any Subsidiary and no obligation is being incurred by Borrower any Subsidiary in connection with the transactions contemplated by this Agreement or the Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower any Subsidiary.

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

                  5.10 Compliance with Laws and  Regulations.  Borrower and each
Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act.
Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes would not reasonably be expected to have a Material Adverse Effect.

                  5.11   Subsidiaries.   Borrower   does  not  own  any   stock,
partnership interest or other equity securities of any Person, except for Permitted Investments.

                  5.12 Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

                  5.13 Inbound Licenses. Except as disclosed on the Schedule, Borrower is not a party to, nor is bound by, any license or other agreement that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property.

                  5.14 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

         6. AFFIRMATIVE COVENANTS.

         Borrower covenants that, until the indefeasible payment, performance and satisfaction in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                  6.1 Punctual Payments. Punctually pay the interest and principal on the Loans, the Fees and all Expenses and any other fees and liabilities due under this Agreement and the Loan Documents at the times and place and in the manner specified in this Agreement or the Loan Documents.

                  6.2 Good Standing and Government Compliance. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, except where the failure to meet such requirements would not reasonably be expected to have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

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

                  6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (a) as soon as available, but in any event within 50 days after the end of each fiscal quarter, a company prepared consolidated balance sheet and income statement prepared in accordance with GAAP, consistently applied, covering Borrower's consolidated operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within 95 days after the end of Borrower's fiscal year, unqualified audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission within 5 days of issuance or with respect to 10-Q reports 50 days from the end of the applicable quarter and 10-K reports 95 days from the end of the applicable year end; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $500,000 or more; and (e) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (f) within 50 days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any Patents, Copyrights or Trademarks issued to Borrower that are deemed unenforceable or invalid.

                           (a) If total Advances  exceed  $2,500,000:  Within 15
days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable and a Deferred Revenue report.

                           (b)  Bank  shall  have a right  from  time to time to
conduct annual audits of Borrower in a manner satisfactory to Bank at Borrower's expense, provided that such audits may be conducted every 6 months if Advances exceed $2,500,000. Provided, however, Borrower shall only be responsible for the cost of one audit per year unless an Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing Bank may conduct such additional audits as Bank in its sole and absolute discretion requests.

                           (c) Borrower  shall deliver its Annual Report to Bank
within 120 days of Borrower's fiscal year end.

                           (d)  Borrower   shall   deliver  a  Bank   Compliance
Certificate to Bank within 50 days of the end of each fiscal quarter in substantially the form of Exhibit E hereto.

                  6.4 Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than $100,000 in the aggregate over any 12 month period. Provided, however, inventory returns caused by exchanging new product for older product shall be excluded.

                  6.5 Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

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                  6.6 Insurance.

                           (a)  Borrower,   at  its  expense,   shall  keep  the
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower's.

                           (b) All such  policies of insurance  shall be in such
form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank's option, be payable to Bank to be applied on account of the Obligations.

                  6.7 Primary Depository. Borrower shall maintain its primary depository and operating accounts with Bank or Bank's Affiliates.

                  6.8 Financial Covenants. Borrower shall maintain, as of the last day of each fiscal quarter unless stated otherwise:

                           (a) Modified  Quick Ratio. A ratio of Quick Assets to
Current Liabilities less Deferred Revenue of at least 2.50 to 1.00.

                           (b) Tangible  Net Worth.  A Tangible Net Worth of not
less than $45,000,000.

                  6.9 Intellectual Property Rights.

                           (a)   Borrower   shall   execute  and  deliver   such
additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

                           (b)  Borrower  shall  make  commercially   reasonable
efforts to (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

                           (c) Bank may audit Borrower's  Intellectual  Property
Collateral to confirm compliance with this Section 6.9, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.9 to take but which Borrower fails to take, after 15 days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.9.

                  6.10 Funding Losses. Borrower shall reimburse Bank and hold Bank harmless from any funding loss or expense which Bank may sustain or incur as a consequence of Borrower's election to use LIBOR Loans, including but not limited to (a) the failure of Borrower to make on a timely basis in accordance with the terms hereof any payment of principal of any LIBOR Loan; (b) the failure of Borrower to borrow, continue or convert a Loan after Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of

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Conversion/Continuation;  or (c) the automatic conversion of any LIBOR Loan to a
Prime Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Loans or from fees payable to terminate the deposits from which such funds were obtained in accordance with the terms thereof . For purposes of calculating amounts payable by Borrower to Bank under this Section or otherwise related to a LIBOR Loan, each LIBOR Loan made by Bank (and related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Rate for such LIBOR Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and a comparable period, whether or not such LIBOR Loan is in fact so funded.

                  6.11 Notice to Bank. Borrower shall, promptly upon Borrower acquiring knowledge thereof, give written notice to Bank of:

                           (a)  all   litigation   affecting   Borrower  or  any
Subsidiary where the amount in controversy is in excess of Five Hundred Thousand Dollars ($500,000);

                           (b) any dispute which may exist  between  Borrower or
any Subsidiary, on the one hand, and any Governmental Authority, on the other;

                           (c) any labor controversy resulting in or threatening
to result in a strike against Borrower or any Subsidiary;

                           (d) any  proposal by any  Governmental  Authority  to
acquire the Assets or business of Borrower or any Subsidiary, or to compete with Borrower or any Subsidiary;

                           (e) any  reportable  event under Section  4043(c)(5),
(6) or (13) of ERISA with respect to any Plan, any decision to terminate or withdraw from a Plan, any finding made with respect to a Plan under Section 4041(c) or (e) of ERISA, the commencement of any proceeding with respect to a Plan under Section 4042 of ERISA, or any material increase in the actuarial present value of unfunded vested benefits under all Plans over the preceding year;

                           (f) any  Event  of  Default  or  Unmatured  Event  of
Default; and

                           (g) any  other  matter  which has  resulted  or could
reasonably be expected to result in a Material Adverse Effect.

                  6.12 Additional Collateral. With respect to any Assets (or any interest therein) acquired after the Closing Date by Borrower or any Subsidiary that are of a type covered by the Lien created by any of the Loan Documents but which are not so subject, promptly (and in any event within thirty (30) days after the acquisition thereof): (i) execute and deliver, or cause such Subsidiary to execute and deliver, to Bank such amendments to the relevant Loan Documents or such other documents as Bank shall deem necessary or advisable to grant to Bank a Lien on such Assets (or such interest therein), (ii) take all actions, or cause such Subsidiary to take all actions, necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by Bank, (iii) if requested by Bank, deliver to Bank legal opinions relating to the matters described in the immediately preceding clauses (i) and (ii), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Bank, and (iv) if requested by Bank, deliver to Bank evidence of insurance as required by Section 6.6.

                  6.13 Inbound Licensors. Prior to becoming bound by any material license or agreement where Borrower is the licensee, Borrower shall:
(a) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower's business or financial condition; and (b) in good faith use commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower's interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement or by operation of law, whether now existing or entered into in the future, provided, however, that the failure to obtain any such consent or waiver shall not constitute a default under this Agreement.

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                  6.14  Further  Assurances.  At any time and from  time to time
Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

         7. NEGATIVE COVENANTS.

         Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank's prior written consent, which shall not be unreasonably withheld:

                  7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, to "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Permitted Transfers.

                  7.2 Change in Business; Change in Control or Executive Office. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower. Borrower will not have a Change in Control and will not, without 30 days prior written notification to Bank, relocate its chief executive office.

                  7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) acquisitions where the cash consideration component does not exceed $10,000,000 per acquisition and total aggregate consideration for all such acquisitions is less than $75,000,000 and the total aggregate cash consideration for all such acquisitions does not exceed $20,000,000 and (ii) no Event of Default has occurred, is continuing or would exist after giving effect to the transaction or transactions.

                  7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness. Indebtedness in the form of real property leases and equipment leases are not prohibited by this Section 7.4.

                  7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower's property.

                  7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees pursuant to stock repurchase agreements as long as (a) an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase and (b) does not exceed $500,000 in the aggregate, (ii) repurchase the stock of former employees pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists, and
(iii) pay non-cash capital stock dividends.

                  7.7 Investments. Directly or indirectly acquire or own, or make any loan or Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, except Borrower may make loans to employees up to $500,000 in the aggregate.

                  7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

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                  7.9  Subordinated  Debt.  Make any  payment  in respect of any
Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision affecting Bank's rights contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                  7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

                  7.11 Compliance. Become or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation would reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

         8. EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                  8.1 Payment Default. If Borrower fails to pay any of the Obligations and such failure continues for 3 calendar days or more after the due date, provided that within such 3-day cure period, the failure to pay shall not be deemed an Event of Default, but no Credit Extensions will be made;

                  8.2 Covenant Default. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten day period or cannot after diligent attempts by Borrower be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

                  8.3 Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

                  8.4 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of

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Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                  8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 45 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                  8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $500,000 or that could have a Material Adverse Effect;

                  8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

                  8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $500,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of 10 days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

                  8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

                  8.10 Guaranty. If any guaranty of all or a portion of the Obligations ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any guaranty of all or a portion of the Obligations, or any guarantor revokes or purports to revoke any guaranty of the Obligations, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any guaranty of all or a portion of the Obligations or in any certificate delivered to Bank in connection with such guaranty.

         9. BANK'S RIGHTS AND REMEDIES.

                  9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                           (a) Declare all  Obligations,  whether  evidenced  by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

                           (b) Cease advancing  money or extending  credit to or
for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                           (c) Settle or adjust  disputes  and  claims  directly
with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                           (d)  Make  such  payments  and do  such  acts as Bank
considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any

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of Borrower's  owned  premises,  Borrower  hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                           (e) Set off and apply to the  Obligations any and all
(i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                           (f) Ship, reclaim,  recover, store, finish, maintain,
repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                           (g) Sell the Collateral at either a public or private
sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

                           (h) Bank may  credit bid and  purchase  at any public
sale; and

                           (i) Any deficiency  that exists after  disposition of
the Collateral as provided above will be paid immediately by Borrower.

                  9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clauses (g), (h) and (i) above regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  9.3 Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                  9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all

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of the following after  reasonable  notice to Borrower:  (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in
Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  9.5 Bank's Liability for Collateral. So long as Bank complies with Section 9207 of the Code, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

                  9.6 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                  9.7 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

         10. NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

                  If to Borrower:         PUMATECH, INC.
                                          2550 North First Street, Suite 500
                                          San Jose, CA 95131
                                          Attn:  Kelly Hicks
                                          FAX:  (408) 321-3886


                  If to Bank:             Imperial Bank
                                          5 Palo Alto Square, Suite 800
                                          3000 El Camino Real
                                          Palo Alto, CA 94306
                                          Attn:  Kenneth W. LeDeit
                                          FAX:  (650) 213-1710

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                  with a copy to:         Imperial Bank
                                          5 Palo Alto Square, Suite 800
                                          3000 El Camino Real
                                          Palo Alto, CA 94306
                                          Attn:  Laura Blakely
                                          FAX:  (650) 846-6830

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Subject to Article 13 each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS
REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         12. GENERAL PROVISIONS.

                  12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                  12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                  12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                  12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  12.5 Amendments in Writing,  Integration. All amendments to or terminations of this Agreement must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

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                  12.6 Exhibits and Schedules. All of the exhibits and schedules attached hereto shall be deemed incorporated herein by reference

                  12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

                  12.9 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term including is not limiting, and the term or has, except where otherwise indicated, the inclusive meaning represented by the phrase and/or. The words hereof, herein, hereby, hereunder, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Any reference in this Agreement or any of the Loan Documents to this Agreement or any of the Loan Documents includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                  12.10 No Presumption Against Any Party. Neither this Agreement, any of the Loan Documents, any other document, agreement, or instrument entered into in connection herewith, nor any uncertainty or ambiguity herein or therein shall be construed or resolved using any presumption against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement, the Loan Documents, and the other documents, instruments, and agreements entered into in connection herewith have been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meanings of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

                  12.11 Independence of Provisions. All agreements and covenants hereunder, under the Loan Documents, and the other documents, instruments, and agreements entered into in connection herewith shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

                  12.12 Confidentiality. In handling any confidential information Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

                  12.13 Expenses. Borrower shall pay within 30 days of closing all of Bank's reasonable out-of-pocket costs in connection with this Agreement, including in conducting its due diligence, preparing the documentation, closing the transaction and perfecting its security interests except that with respect to Bank's outside counsel fees, Borrower shall pay the first $3,500 and 50% of Bank's outside counsel costs above $3,500.

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

         13. JUDICIAL REFERENCE.

                  (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than Santa Clara County (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP ss. 170.6. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP ss. 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisions remedies, as appropriate.

                  (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                  (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

                  (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, ss. 1280 through

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

ss. 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            PUMATECH, INC.


                                            By:  /s/ KELLY J. HICKS
                                                 ------------------

                                            Title: Chief Financial Officer


                                            IMPERIAL BANK


                                            By: /s/ KENNETH W. LEDEIT
                                                ---------------------

                                            Title: FVP / Manager Venture Banking
                                                   Emerging Group Division


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Imperial Bank - Loan                  Page 21
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

                                   EXHIBIT A

DEFINITIONS

"Account Debtor" means any "account debtor," as such term is defined in the applicable section of the UCC.

"Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

"Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

"Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

"Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

"Base LIBOR" applicable to any Interest Period for a LIBOR Loan means the offered rate per annum (rounded upward to the nearest one-hundredth of one percent (.01%)), if any, to first-class banks in the LIBOR market quoted by Bank at 9:00 a.m. California time, two (2) LIBOR Business Days prior to the first day of such Interest Period for Dollar deposits of an amount comparable to the principal amount of the LIBOR Loan for which the LIBOR Rate is being determined with maturities comparable to the Interest Period for which such LIBOR Rate will apply.

"Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

"Borrowing Base" means an amount equal to 80% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

"Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

"Change in Control" shall mean a transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

"Closing Date" means the date of this Agreement.

"Code" means the California Uniform Commercial Code.

"Collateral" means the property described on Exhibit B attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Section 9318(4) of the

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and Security Agreement

Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral.

"Committed Revolving Line" means a Credit Extension of up to $10,000,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit, the Merchant Card Service Sublimit, the Foreign Exchange Sublimit, and the Credit Card Services Sublimit).

"Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

"Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

"Credit Card Services Sublimit" means a sublimit under the Committed Revolving Line not to exceed $100,000 for corporate credit cards.

"Credit Extension" means each Advance or any other extension of credit by Bank for the benefit of Borrower hereunder including but not limited to the credit described in Section 2.1.

"Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

"Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

"Daily Balance" means the amount of the Obligations owed at the end of a given day.

"Deferred Revenue" means all amounts received in advance of performance under maintenance or other types of contracts and not yet recognized as revenue in accordance with GAAP.

"Dollars" means lawful currency of the United States of America.

"Eligible Accounts" means those Accounts which are due and payable by debtors that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that Bank may change the standards of eligibility by giving Borrower 30 days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a) Accounts that the account debtor has failed to pay within 90 days of invoice date;

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and Security Agreement

(b) Accounts due from an account debtor if more than twenty-five percent (25%) of the aggregate amount of Accounts of such account debtor have at that time remained unpaid for more than ninety (90) days from the applicable invoice date;

(c) Accounts with respect to an account debtor, 25% of whose Accounts the account debtor has failed to pay within 90 days of invoice date;

(d) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

(e) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

(f) Accounts with respect to which the account debtor is an Affiliate of Borrower;

(g) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(h) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

(i) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower (excluding all amounts received in advance of performance under maintenance contracts);

(j) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(k) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(l) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrower to be doubtful.

"Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

"Event of Default" has the meaning assigned in Article 8.

"Foreign Exchange Sublimit" means the sublimit under the Committed Revolving Line not to exceed $300,000.

"GAAP" means generally accepted accounting principles as in effect from time to time.

"Indebtedness"  means (a) all  indebtedness  for borrowed  money or the deferred
purchase   price  of  property  or  services,   including   without   limitation
reimbursement  and other obligations with respect to surety bonds and letters

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

of credit, (b) all obligations evidenced by notes, bonds,  debentures or similar
instruments,   (c)  all  capital  lease   obligations  and  (d)  all  Contingent
Obligations.

"Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

"Intellectual Property Collateral" means all of Borrower's right, title, and interest in and to the following:

(a)      Copyrights, Trademarks and Patents;

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(g)      All  proceeds  and  products  of  the  foregoing,   including   without
         limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

"Interest Payment Date" means: (i) with respect to each Prime Rate Loan, the first Business Day of each and every month commencing the first such day after the making of such Loan, and the Maturity Date; and (ii) with respect to each LIBOR Loan, the earlier of: (1) the last day of the Interest Period with respect thereto, or (2) if the Interest Period has a duration of more than three months, every LIBOR Business Day that occurs during such Interest Period every three months from the first day of such Interest Period.

"Interest Period" means, as to any LIBOR Loan, the period commencing on the Borrowing Date on which such Loan is disbursed, or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be; provided, however, that:

(a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) Prior to the Revolving Maturity Date, no Interest Period for any Loan shall extend beyond the Revolving Maturity Date any after the Revolving Maturity Date, no Interest Period for any Loan shall extend beyond the Maturity Date.

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

"Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

"Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

"IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

"Lending Office" means Bank's office located at its address set forth on the signature pages hereof, or such other office of Bank as it may hereafter designate as its Lending Office by notice to Borrower.

"Letter of Credit Sublimit" means a sublimit under the Committed Revolving Line not to exceed $5,000,000.

"LIBOR Business Day" means any Business Day on which major commercial banks are open for international business (including dealings in Dollar deposits) in Los Angeles, California and London, England.

"LIBOR Lending Rate Margin" means 2.50 percentage points (250 basis points).

"LIBOR Loan" means any Loan that bears interest based on the LIBOR Rate.

"LIBOR Rate" with respect to a LIBOR Loan, the rate per annum (rounded upwards if necessary to the nearest whole one-hundredth of one percent (.01%)), determined as the sum of: (a) the quotient of: (i) Base LIBOR for the relevant Interest Period of such LIBOR Loan; divided by (ii) the number equal to one hundred percent (100%) minus the LIBOR Reserve Percentage with respect to such Interest Period; plus (b) the LIBOR Lending Rate Margin. The LIBOR Rate shall be adjusted automatically on the effective date of any change in the LIBOR Reserve Percentage, such adjustment to affect any LIBOR Loan outstanding on such effective date to the extent such change is applied retroactively to eurocurrency funding of a member bank in the Federal Reserve System. Each determination of a LIBOR Rate by Bank, including, but not limited to, any determination as to the applicability or allocability of reserves to eurocurrency liabilities or as to the amount of such reserves, shall be conclusive and final in the absence of manifest error.

"LIBOR Reserve Percentage" means, for any Interest Period of any LIBOR Loan, the daily average of the stated maximum rate (rounded upward to the nearest one-hundredth of one percent (.01%)), as determined by Bank in accordance with its usual procedures (which determination shall be conclusive in the absence of manifest error), at which reserves are required to be maintained during such Interest Period by Bank (including supplemental, marginal, and emergency reserves) under Regulation D by Bank against Eurocurrency liabilities (as such term is defined in Regulation D), but without benefit or credit of proration, exemptions, or offsets that might otherwise be available to Bank from time to time under Regulation D. Without limiting the generality of the foregoing, LIBOR Reserve Percentage shall include any other reserves required to be maintained by Bank against (i) any category of liabilities that includes deposits by reference to which the LIBOR Rate for a LIBOR Loan is being determined and (ii) any category of extension of credit or other assets that includes LIBOR Loans.

"Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

"Loan" means an extension of credit by a Bank to the Borrower under Article II, and may be a LIBOR Loan or a Prime Rate Loan (each, a "Type" of Loan).

"Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

--------------------------------------------------------------------------------
Imperial Bank - Loan                  Page 5
and Security Agreement

"Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

"Merchant Card Services Sublimit" means a sublimit under the Committed Revolving Line not to exceed $2,000,000.

"Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

"Notice of Borrowing" means a notice in substantially the form of Exhibit C attached hereto.

"Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit F attached hereto.

"Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

"Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

"Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

"Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

"Permitted Indebtedness" means:

(a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c) Indebtedness not to exceed $500,000 in the aggregate secured by a lien described in clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d)      Subordinated Debt; and

(e) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

"Permitted Investment" means:

(a)      Investments existing on the Closing Date disclosed in the Schedule;

(b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having

--------------------------------------------------------------------------------
Imperial Bank - Loan                  Page 6
and Security Agreement
         rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) Bank's certificates of deposit maturing no more than one year from the date of investment therein, and
         (iv) Bank's money market accounts;

(c) Repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed $100,000 in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists;

(d)      Investments accepted in connection with Permitted Transfers;

(e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $100,000 in the aggregate in any fiscal year;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower's Board of Directors;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower's business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary; and

(i) Joint ventures or strategic alliances in the ordinary course of Borrower's business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed $100,000 in the aggregate in any fiscal year.

(j) Investments consistent with Borrower's written investment policy which has been approved by Bank in writing.

"Permitted Liens" means the following:

(a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

(b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank's security interests;

(c) Liens not to exceed $500,000 in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses
         (a)  through  (d)  above,  provided  that  any  extension,  renewal  or

--------------------------------------------------------------------------------
Imperial Bank - Loan                  Page 7
and Security Agreement
         replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.8;

(f) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts; and
(g) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a Material Adverse Effect on borrower and its Subsidiaries taken as a whole.

"Permitted Transfer" means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)      Inventory in the ordinary course of business;

(b) licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(c)      surplus, worn-out or obsolete Equipment; or

(d) other assets of Borrower or its Subsidiaries which do not in the aggregate exceed $100,000 during any fiscal year.

"Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

"Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank. Each time the Bank changes its Prime Rate, the per annum interest rate of this Agreement shall change immediately and contemporaneously with such change in the Prime Rate.

"Prime Rate Loan" means a Loan that bears interest based on the Prime Rate.

"Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents, net accounts receivable and investments with maturities not to exceed 90 days, of Borrower determined in accordance with GAAP.

"Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

"Revolving Facility" means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(b) hereof.

"Revolving Maturity Date" means March 28, 2002.

"Schedule" means the schedule of exceptions attached hereto, if any.

"Solvent" means, with respect to any Person on the date any determination thereof is to be made, that on such date: (a) the present fair valuation of the Assets of such Person is greater than such Person's probable liability in respect of existing debts; (b) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature; and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, which would leave such Person with Assets remaining which would

--------------------------------------------------------------------------------
Imperial Bank - Loan                  Page 8
and Security Agreement
constitute unreasonably small capital after giving effect to the nature of the particular business or transaction. For purposes of this definition (i) the fair valuation of any property or assets means the amount realizable within a reasonable time, either through collection or sale of such Assets at their regular market value, which is the amount obtainable by a capable and diligent Person from an interested buyer willing to purchase such property or assets within a reasonable time under ordinary circumstances; and (ii) the term debts includes any payment obligation, whether or not reduced to judgment, equitable or legal, matured or unmatured, liquidated.

"Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

"Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

"Tangible Net Worth" means at any date as of which the amount thereof shall be determined, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Borrower and its Subsidiaries minus intangible assets, plus Subordinated Debt, on a consolidated basis determined in accordance with GAAP.

"Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, a tax imposed on or measured by the overall net income (including a franchise tax based on net income) of a Bank or its Lending Offices by the United States and by the jurisdictions or political subdivision or taxing authority thereof in which such Bank's principal office or Lending Offices are located or are resident or in which such Bank is incorporated.

"Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness.

"Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

"UCC" means the California Uniform Commercial Code as amended or supplemented time to time, including revised Division 9 of the Uniform Commercial Code - Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), ss. 35, operative July 1, 2001.

"Unmatured Event of Default" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

--------------------------------------------------------------------------------
Imperial Bank - Loan                  Page 9
and Security Agreement

DEBTOR                     PUMATECH, INC.

SECURED PARTY:             IMPERIAL BANK

                                    EXHIBIT B

COLLATERAL                          DESCRIPTION                       ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents, equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), instruments, inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee,
     (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

                                    EXHIBIT C

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO:  [_______________]                                       DATE:  ____________

FAX #:  [_______________]                                    TIME:  ____________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FROM:   [BORROWER]
      --------------------------------------------------------------------------
CLIENT NAME (BORROWER)
REQUESTED BY:
              ------------------------------------------------------------------
AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

PHONE NUMBER:
              ------------------------------------------------------------------

FROM ACCOUNT # ______________________     TO ACCOUNT #

REQUESTED TRANSACTION TYPE                            REQUEST DOLLAR AMOUNT
--------------------------                            ---------------------
                                                      $_________________________
PRINCIPAL INCREASE (ADVANCE)                          $_________________________
PRINCIPAL PAYMENT (ONLY)                              $_________________________
INTEREST PAYMENT (ONLY)                               $_________________________
PRINCIPAL AND INTEREST (PAYMENT)                      $_________________________
REQUESTED LOAN TYPE
-------------------
PRIME RATE LOAN  _____
LIBOR RATE LOAN  _____
Borrower represents and warrants that after giving effect to the Advance requested herein, there shall not be more than three (3) LIBOR Loans outstanding OTHER INSTRUCTIONS:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK USE ONLY
TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


------------------------------------------              ------------------------
Authorized Requester                                    Phone #



------------------------------------------              ------------------------
Received By (Bank)                                      Phone #


--------------------------------------------------------------------------------
Authorized Signature (Bank)
--------------------------------------------------------------------------------

                                    EXHIBIT D

BORROWING BASE CERTIFICATE
-------------------------------------------------------------------------------------------------------------------------------
Borrower:  Pumatech, Inc.                                                                            Lender:  Imperial Bank

Commitment Amount:  $10,000,000
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of ___                                                     $___________
         2.       Additions (please explain on reverse)                                                        $___________
         3.       TOTAL ACCOUNTS RECEIVABLE                                                                    $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                                                 $___________
         5.       Balance of 25% over 90 day accounts                                      $___________
         6.       Concentration Limits
         7.       Foreign Accounts                                                         $___________
         8.       Governmental Accounts                                                    $___________
         9.       Contra Accounts                                                          $___________
         10.      Demo Accounts                                                            $___________
         11.      Intercompany/Employee Accounts                                           $___________
         12.      Other (please explain on reverse)                                        $___________
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                         $___________
         14.      Eligible Accounts (#3 minus #13)                                                             $___________
         15.      LOAN VALUE OF ACCOUNTS (__% of #14)                                                          $___________

BALANCES
         16.      Maximum Loan Amount                                                                          $___________
         17.      Total Funds Available [Lesser of #16 or #15]                                                 $___________
         18.      Present balance owing on Line of Credit                                                      $___________
         19.      Outstanding under Sublimits (Letters of Credit and Credit Card Services)                     $___________
         20.      RESERVE POSITION (#17 minus #18 and #19)                                                     $___________

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.

Pumatech, Inc.


By:
   ------------------------------------
             Authorized Signer

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

TO:               IMPERIAL BANK

FROM:             PUMATECH, INC.

The undersigned authorized officer of Pumatech, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.9, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

        Reporting Covenant                                        Required                                      Complies
        ------------------                                        --------                                      --------
        Quarterly financial statements                            Quarterly within 50 days                      Yes        No
        Annual (CPA Audited)                                      FYE within 95 days                            Yes        No
        10K and 10Q                                               Within 50 and 95 days                         Yes        No
        A/R & A/P Agings, Borrowing Base Cert.                    Monthly within 20 days                        Yes        No

        Financial Covenant                                        Required                 Actual               Complies
        ------------------                                        --------                 ------               --------

        Maintain on a Quarterly Basis:
             Minimum Modified Quick Ratio                         2.50:1.00                _____:1.00           Yes        No
             Minimum Tangible Net Worth                           $45,000,000              $________            Yes        No


Comments Regarding Exceptions:  See Attached.                    ---------------------------------------------------

                                                                 BANK USE ONLY

Sincerely,                                                       Received by: ______________________________________
                                                                 AUTHORIZED SIGNER

                                                                 Date: _____________________________________________

------------------------------------------------------------     Verified: _________________________________________
SIGNATURE
                                                                 AUTHORIZED SIGNER

------------------------------------------------------------
TITLE                                                            Date: _____________________________________________


------------------------------------------------------------     Compliance Status               Yes        No
DATE

                                                                 ---------------------------------------------------

                                    EXHIBIT F

                                 PROMISSORY NOTE

$ 10,000,000                                               Palo Alto, California
                                                                  March 29, 2001

         On the Maturity Date, the undersigned, for value received, promises to pay to the order of Imperial Bank, as agent pursuant to the Loan Agreement referred to below, for Imperial Bank ("Payee"), at the office of Imperial Bank, located at 5 Palo Alto Square, Suite 800, 3000 El Camino Real, Palo Alto, California 95131, the principal sum equal to the lesser of (a) Ten Million Dollars ($10,000,000) representing Payee's Commitment or (b) the aggregate unpaid principal amount of all Loans made by Payee to the undersigned pursuant to that certain Loan and Security Agreement, dated as of March 29, 2001, and as from time to time amended, modified or supplemented, the "Loan Agreement"), by and between the undersigned and the Payee. Terms defined in the Loan Agreement and not otherwise defined herein shall have the same respective meanings when used herein.

         The unpaid principal balance hereof from time to time outstanding shall bear interest from the date of disbursement until the Maturity Date at the rates specified in the Loan Agreement. Interest on the Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment for the portion of the Loan so prepaid, and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Payee. Interest shall be computed for the actual number of days elapsed as provided in the Loan Agreement.

         Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement, to which Loan Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid prior to its due date or under which its due date may be accelerated, and for a description of the security for this Note.

         This Note is made under and governed by the internal laws of the State of California.

                                             PUMATECH, INC.



                                             By:
                                                 -------------------------------
                                                 Title:

                             SCHEDULE OF EXCEPTIONS

Permitted Indebtedness  (Exhibit A)



Permitted Investments  (Exhibit A)



Permitted Liens  (Exhibit A)



Prior Names  (Section 5.6)



Litigation  (Section 5.6)

                         CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------

Borrower:         Pumatech, Inc.
--------------------------------------------------------------------------------

         I, the undersigned officer of Pumatech, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                      POSITION                  ACTUAL SIGNATURES
-----                      --------                  -----------------

-------------------------  ------------------------  ---------------------------

-------------------------  ------------------------  ---------------------------

-------------------------  ------------------------  ---------------------------

-------------------------  ------------------------  ---------------------------


acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including, without limitation, such sums as are specified in that certain Loan and Security Agreement dated as of March 29, 2001, (the "Loan Agreement").

         Execute Loan Documents. To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

         Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Warrants. To issue a warrant or warrants to purchase the Corporation's capital stock.

         Letters of Credit; Foreign Exchange. To execute letter of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on _______________, _____ and attest that the signatures set opposite the names listed above are their genuine signatures.



                                            CERTIFIED AND ATTESTED BY:


                                            X
                                              ----------------------------------

                                  IMPERIAL BANK
                                   Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS


Name(s):  Pumatech, Inc.                                   Date:  March 29, 2001

     $ credited to deposit account No. ____________ when Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:
     $           to Imperial Bank for Loan Fee
     $           to Imperial Bank for Document Fee
     $           to Imperial Bank for accounts receivable audit (estimate)
     $           to Bank counsel fees and expenses
     $           to _______________
     $           to _______________
     $           TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


----------------------------------        --------------------------------------
Signature                                 Signature

                         AGREEMENT TO PROVIDE INSURANCE

TO:      IMPERIAL BANK                                 Date:  March 29, 2001
         9920 S. La Cienega, Ste. 628
         Inglewood, CA 90301                           Borrower:  Pumatech, Inc.

         In consideration of a loan in the amount of $10,000,000.00, secured by all tangible personal property including inventory and equipment.

         I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

         I/We also agree to advise the below named agent to add Imperial Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

         I/We understand that the policy must contain:

         1.       Fire and extended coverage in an amount sufficient to cover:

                  (a)      The amount of the loan, OR

                  (b)      All existing encumbrances, whichever is greater,

                  But not in excess of the replacement value of the improvements on the real property.

         2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

         Insurance Co./Agent                        Telephone No.:

         Agent's Address:

                           Signature of Obligor:
                                                 -------------------------------

                           Signature of Obligor:
                                                 -------------------------------

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                  -------------------------------------------------
                  FOR BANK USE ONLY
                  INSURANCE VERIFICATION: Date:
                                              ---------------------
                  Person Spoken to:
                                   --------------------------------
                  Policy Number:
                                   --------------------------------
                  Effective From:              To:
                                  -------------   -----------------
                  Verified by:
                              -------------------------------------

                  -------------------------------------------------

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IMPERIAL BANK
California's Business Banks   AUTOMATIC DEBIT AUTHORIZATION
Member FDIC

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--------------------------------------- ----------------------------------------
To:  Imperial Bank

Re:  Loan # ___________________________________

You are hereby authorized and instructed to charge account No. _________________ in the name of Pumatech, Inc.
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for principal and interest  payments due on above  referenced  loan as set forth below and credit the loan referenced above.

         __X__ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

         __X__ Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

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   Borrower Signature                        Date
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